DECEMBER 7, 2020 Q1 Fiscal 2021 Letter to Shareholders Exhibit 99.2

• We grew our active clients to nearly 3.8 million as of October 31, 2020, an increase of 347,000 or 10.2% year- over-year, and 241,000 quarter over quarter. • We delivered $490.4 million in net revenue, representing 10.3% year-over-year growth and 10.6% quarter- over-quarter, net income of $9.5 million, and adjusted EBITDA1 of $6.9 million. • We generated our highest sequential net client additions in history, multi-year highs in successful first Fix rate, and our highest success rate on record. • We returned to double-digit active client growth year-over-year and expect to accelerate further in fiscal 2021 as we take market share and roll out direct buy to new clients. • We enhanced our direct buy and Fix offerings with the introduction of Shop by Category and Fix Preview, which we expect will expand wallet share and deepen client engagement over time. • We shortened product lead times in Kids as part of our broader focus on quickly adapting our inventory to best meet clients’ changing needs and preferences. Q1 Fiscal 2021 Highlights: Dear Shareholder: 2 Q1’21 Highlights ACTIVE CLIENTS 3.8 million 10.2% YoY growth NET REVENUE $490.4 million 10.3% YoY growth GROSS PROFIT $219.5 million 44.7% of net revenue NET INCOME $9.5 million 1.9% of net revenue ADJUSTED EBITDA1 $6.9 million 1.4% of net revenue We are pleased to share our first quarter results today and highlight three overarching themes that position us to accelerate top line and client growth in the year ahead. First, our business has great momentum and reached several multi-year highs in Q1’21. Second, the secular shift to online shopping and the share gain opportunity we’ve discussed in past quarters is well underway and we expect accelerating active client growth to play a significant role in our full year outlook. Third, we’re enhancing our Fix and direct buy offerings to expand our addressable market, deepen client engagement and grow wallet share over time. For Q1 fiscal 2021, which ended October 31, 2020, we grew active clients to nearly 3.8 million, a 10.2% increase year-over-year, and an increase of 241,000 active clients quarter-over-quarter. We generated net revenue of $490.4 million, a 10.3% increase year-over-year and 10.6% quarter-over- quarter. During the quarter, we generated net income of $9.5 million and diluted earnings per share of $0.09. We also delivered adjusted EBITDA of $6.9 million. Following a very thoughtful and extensive search, we are also excited to announce today the appointment of Dan Jedda as our new Chief Financial Officer. His background and experience is an ideal fit to help us to continue to scale and drive the next phase of Stitch Fix’s growth. For more information, please refer to the announcement press release. 1 We define adjusted EBITDA as net income (loss) excluding interest (income) expense, provision (benefit) for income taxes, other (income) expense, net, depreciation and amortization, and stock- based compensation expense. For more information regarding adjusted EBITDA and other non-GAAP financial measures discussed in this letter, please see the reconciliations of our non-GAAP measurements to their most directly comparable GAAP-based financial measurements included at the end of this letter.

We generated our highest sequential net client additions in history, multi-year highs in successful first Fix rate, and our highest success rate on record. Client Additions Our offering continues to benefit from strong product/market fit. In a time period where many traditional brick and mortar retailers are still experiencing double-digit year over year revenue decreases in their most recent quarter, we delivered an increase of over 240,000 net active clients quarter over quarter, a return to double-digit, year-over-year active client growth, which we expect will increase further this fiscal year. Successful First Fixes In their very first experience with us, our recently acquired Fix customers are demonstrating both strong purchase behavior and satisfaction. We previously shared a measure that we internally refer to as a successful first Fix and we define as the percent of clients who purchase at least one item in their first Fix and look forward to their second Fix. In each of the last two quarters, nearly 80% of our first Fixes met this criteria, which is the highest level we have seen in five years and reflects our ability to not only acquire high-quality clients to form enduring relationships, but also deliver a highly personalized experience that meets their needs and preferences. We have shifted our inventory to meet the customer in the moment, and we’ve improved our recommendations by leveraging our growing data set to bolster our "style graph" and power our algorithmic models. We believe that establishing a favorable first Fix outcome is a strong indicator of future client engagement and retention that will serve as a tailwind in the quarters ahead. Record Success Rate We saw strong client outcomes not only in our new clients but in our broader existing client base in Q1’21. We are pleased to share that – across our entire Fix offering – we have increased success rate every year on record and, in Q1’21, we delivered our highest level yet.2 We believe this strength is driven by our ability to leverage data to generate insights that allow us to relentlessly adapt our inventory assortment and continually strengthen our recommendations. In Women’s, for example, we have grown our athleisure assortment as a percent of our Women’s inventory by over 150% compared to pre-COVID levels, helping us to serve elevated demand for these products and meet our clients’ work- from-home needs. In Kids, we have used sourcing speed to our advantage; we’re now sourcing a meaningful portion of some of our most in-demand styles using a rapid sourcing model where product arrives to our distribution centers in as little as ten weeks. Q1’21 Business Highlights: 3 2 We measure success rate as the percentage of time a given item is purchased by clients. Applied across our entire Fix offering, success rate measures the percentage of time items were purchased in the aggregate.

This contributed to a strong Back-to-School season in which we grew first Fix shipments by 60% year-over-year. We have also reacted to the current environment by expanding our assortment of more affordably priced products across categories, which have resonated well with Women’s and Men’s clients and led to outsized success rates. As we look ahead, we have growing confidence that our track record of strengthening personalization capabilities paired with our nimble supply chain will allow us to deliver better client and business results. In Q1’21, the combination of record quarterly client additions, strong auto-ship retention, multi-year highs in successful first Fix rate, and our highest success rate to date demonstrated the resonance of our offering and the power of the personalization engine that fuels our business. We returned to double-digit active client growth year-over-year and expect to accelerate further in fiscal 2021 as we take market share and roll out direct buy to new clients. While the apparel industry is currently contracting, we expect to take share and drive higher new client sign-ups as the relevance of our model of personalized discovery and convenience grows. In Q1’21, even as we proactively shifted some Fixes out a quarter, from Q1’21 to Q2’21 as we chased into inventory, we still delivered first Fix growth exceeding 25% year over year. As the large majority of our new clients choose to receive Fixes on a recurring cadence, we expect this will drive strong engagement and repeat purchase behavior in upcoming quarters. In addition, we shared in September our plan to hire over 2,000 stylists outside of California and we are pleased to share that, due to such strong demand for our styling role, we have already met this hiring target and feel well positioned to serve higher Fix demand in the remainder of fiscal 2021. In addition to our strong outlook for Fix demand, we believe that direct buy will serve as another catalyst as we attract new clients, convert prospective clients, and reactivate lapsed clients. We have continued to see direct buy’s penetration grow across our Men’s and Women’s client base, and we plan to introduce it to new and prospective clients later this fiscal year. We enhanced our direct buy and Fix offerings with the introduction of Shop by Category and Fix Preview, which we expect will expand wallet share and deepen client engagement over time. Our goal has always been to deliver the most personalized shopping experience to every client, and what has enabled us to do this so well is the nearly ten-year advantage we have building an algorithmically-driven engine, and exceptional data, for highly personalized apparel-based shopping. We’re currently in the midst of further enhancing our core Fix experience, which has generated billions of dollars in revenue since the company’s inception. In addition, we have embarked on our next form factor, direct buy, which we expect will expand our addressable market, deepen client engagement and grow wallet share over time. 4

Shop by Category

In November, we expanded our direct buy capabilities with the beta launch of Shop by Category, which leverages our rich Style Shuffle data, as well as the valuable insights we have learned about our clients over time, to create a highly personalized digital shopping feed for each client. Underlying these distinctive data assets is a proprietary "style graph" that we leverage for each individual client. Each category shop is built around specific themes like "athleisure", "sweaters", or "seasonal staples" which are curated using each client's specific Style Shuffle likes along with algorithmically generated recommendations inspired by these likes. Through this item-based format, clients now have the ability to purchase specific items they see in Style Shuffle. Over time, we intend to algorithmically generate a wide array of categories relevant to each individual client based on signals we gather from them across various facets of our experience. While still early and available to a limited number of clients, we've seen strong client traction with Shop by Category to-date, with approximately 80% of clients who have engaged with the offering completing at least one style quiz, demonstrating how fun and relevant this personalized shopping experience can be. It also complements "Trending For You", our outfit-based recommendation feed, enabling higher intent purchase occasions for specific items.


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Since its launch, Style Shuffle has proven to be a highly engaging experience – we've collected over six billion ratings with millions of clients having played. During Q1'21, we have seen, on average, more than 50% of our app-engaged users playing daily. With such strong client engagement, Style Shuffle has evolved into a key vehicle for data collection that has strengthened our algorithms and allowed us to build enhanced features that improve client outcomes. We think these elevated levels of engagement showcase the opportunity we have to create a powerful feed-based commerce experience that allows clients to become a partner and co-creator in designing their personalized Stitch Fix storefront.

Shop by Category is just one example of how we are leveraging our data flywheel to create a differentiated and personalized shopping experience through which clients are excited to increasingly engage. The offering addresses a broader range of clients' shopping needs and occasions, and marks an important next step in our evolution of direct buy as we move closer to using it as a vehicle for client acquisition in the quarters ahead. Specifically, we believe this new category-based shopping experience will provide a compelling gateway for the cold start experience where we can provide relevant, personalized recommendations to clients as they enter Stitch Fix for the first time.

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Fix Preview

With our Fix form factor, we are enhancing the client experience by leveraging our differentiated styling team to deliver stronger client outcomes. From a survey of our prospective clients – those who have completed our style profile but not yet converted to ordering a Fix – approximately 45% responded that they would convert if they had the ability to "preview" what they might receive from our stylist-based experience. Based on this insight, and the magnitude and potential this prospect base represents, we recently rolled out an initiative in the U.K. called "Fix Preview" where we show clients proposed items for their next Fix. This new experience enables clients to engage more directly with their Fix before it ships and have more agency in selecting the items they receive. We began testing this feature in August and recently introduced it to 50% of U.K. clients based on strong early results that demonstrated higher client satisfaction and retention, as well as improvements in keep rate and average order value. Based on this early success, we plan to roll out this Fix preview capability to 100% of U.K. clients and have begun testing it with U.S. clients with the intent to learn and scale in the quarters ahead.



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We believe Fix preview appeals to an even broader set of clients and allows us to drive customer confidence by efficiently showcasing our ability to pair them with the products they will love. As a result, we believe that Fix Preview, along with our ongoing momentum in direct buy, will allow us to not only attract high-quality clients but to also convert our large prospect population that we estimate is in the millions, who are at the precipice but have not yet converted to Stitch Fix.

We shortened product lead times in Kids as part of our broader focus on quickly adapting our inventory to best meet clients' changing needs and preferences.

To more effectively serve our clients and quickly adapt to changing preferences, we have focused on shortening product lead times across our business. In our Kids category specifically, we have partnered closely with vendors to significantly shorten sourcing timelines for both market and exclusive brands. In Q1'21, nearly one quarter of total Kids units and over 40% of our Exclusive Brand assortment were ordered and received at one of our distribution centers in less than ten weeks. By shortening product lead times, we have been able to shift our Kids assortment in response to demand and client behaviors. With more clients staying at home in this new normal, we quickly adapted our inventory to include more athleisure, sleep, and loungewear, which in turn contributed to a strong Back-to-School season with Kids' first Fix growth of approximately 60% during the period.



In addition, Kids' success rates remained at record highs in Q1'21 and contributed to our highest average order values to-date. These results demonstrate our ability to continually innovate within our offerings to more effectively serve our clients, and we look forward to applying these learnings across categories over time.

6

Active Clients We grew our active client count to nearly 3.8 million as of October 31, 2020, an increase of 347,000 or 10.2% year over year. We define an active client as a client who checked out a Fix or was shipped an item using our direct buy functionality in the preceding 52 weeks, measured as of the last day of that period. A client checks out a Fix when he or she indicates which items he or she is keeping through our mobile app or website. We consider each Men’s, Women’s, or Kids account as a client, even if they share the same household. Net Revenue In Q1’21, we generated net revenue of $490.4 million, compared to $444.8 million in Q1’20, an increase of 10.3% year over year, and 10.6% quarter over quarter. Net revenue per active client for the period ended October 31, 2020 was $467, or 3.7% lower than the prior year. As a reminder, net revenue per active client is based on net revenue over the last four fiscal quarters divided by the ending number of active clients in the most recent quarter. During periods of elevated growth from clients who are early in their spending journey with us, revenue per client may be temporarily lower until these new cohorts of clients have more time on our platform. In addition, the trailing four quarter calculation includes the impact of our Q3’20 COVID trough, which will be lapped later this year. Gross Margin Q1’21 gross margin was 44.7%, compared to 45.3% in Q1’20, a decrease of 60 basis points. This was primarily driven by higher shipping expense, partially offset by lower inventory reserves and clearance rates. 3 Discounts, sales tax, and estimated refunds are deducted from revenue to arrive at net revenue. Q1’21 Financial Highlights: 7 3,416 3,465 3,418 3,522 3,763 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 ACTIVE CLIENTS (000s) $444.8 $451.8 $371.7 $443.4 $490.4 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 NET REVENUE ($M)3 43.7% 44.6% 44.1% 45.3% 44.7% FY'18 FY'19 FY'20 Q1'20 Q1'21 GROSS MARGIN (%)

Selling, General & Administrative Expenses Q1’21 SG&A was $239.0 million, or 48.7% of net revenue, compared to Q1’20 SG&A of $201.1 million, or 45.3% of net revenue, an increase of 340 basis points. This increase was driven by ongoing investments in technology talent and the associated stock-based compensation, or SBC, expense as well as higher marketing expenses year over year. Advertising. Q1’21 advertising expense increased year over year to $51.4 million from $50.7 million in Q1’20. Advertising as a percentage of net revenue was 10.5% in Q1’21 compared to 11.4% in the same period in the prior year.4 Net Income and Earnings Per Share Q1’21 net income was $9.5 million, or 1.9% of net revenue, compared to Q1’20 net loss of $0.2 million, or (0.0)% of net revenue. Q1’21 diluted earnings per share was $0.09. In Q1’20, diluted earnings per share was $(0.00).5 On March 27, 2020, the U.S. enacted the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), which permits net operating loss (“NOL”) carryovers and carrybacks to offset 100% of taxable income for tax years beginning before 2021 and allows NOLs incurred in 2018, 2019 and 2020 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes. In Q1’21, our net income included a tax benefit from the NOL carryback provisions of the CARES Act. Adjusted EBITDA Q1’21 adjusted EBITDA was $6.9 million, or 1.4% of net revenue, compared to Q1’20 adjusted EBITDA of $17.3 million, or 3.9% of net revenue. This reflects solid revenue growth, and lower inventory reserves and clearance rates, offset by higher shipping and marketing expenses. As a reminder, we no longer include stock-based compensation in our adjusted EBITDA calculation. Balance Sheet and Cash Flow In Q1’21, we delivered free cash flow7 of $51.4 million, reflecting our strong sales and margin performance, timing of payments, and our capital light model. We ended the quarter with no debt and $429.9 million in cash, cash equivalents, and highly rated securities. During this period, our capital expenditures totaled $6.0 million, or 1.2% of net revenue. 4 Advertising expenses include the costs associated with the production of advertising, television, radio, and online advertising. 5 All earnings (loss) per share figures reflect amounts attributable to common stockholders. 6 We define adjusted EBITDA as net income (loss) excluding interest (income) expense, provision (benefit) for income taxes, other (income) expense, net, depreciation and amortization, and stock-based compensation expense. 7 We define free cash flow as cash flows provided by operating activities reduced by purchases of property and equipment that are included in cash flows provided by (used in) investing activities. 8 $69.0 $74.8 $38.4 $17.3 $6.9 FY'18 FY'19 FY'20 Q1'20 Q1'21 ADJUSTED EBITDA ($M)6 40.2% 43.1% 47.1% 45.3% 48.7% FY'18 FY'19 FY'20 Q1'20 Q1'21 SG&A (%) $44.9 $36.9 ($67.1) ($0.2) $9.5 FY'18 FY'19 FY'20 Q1'20 Q1'21 NET INCOME (LOSS) ($M)

Guidance: Our robust demand trends along with our improved supply-side position give us greater visibility and confidence to reinstate our quarterly guidance and share our full-year outlook. While we have planned for a wide range of scenarios, one note of caution, our guidance today does reflect that our fulfillment centers will continue to remain fully operational and will not face any significant disruption from potential government-related COVID mandates. Our financial outlook for Q2’21, which ends on January 30, 2021, and for fiscal 2021, which ends on July 31, 2021, is as follows: We expect Q2’21 net revenue growth to be fueled by active client growth. In addition, in past Q2 periods, we have traditionally pulled back on advertising during the holiday season given that clients tend to be focused more on intent-based purchases and gifting to others and, as a result, we saw lower marketing efficiencies. However, with our direct buy offering, we now can play a greater role with clients’ intent-based shopping during the holiday season. As such, we plan to lean in and anticipate that advertising as a percent of revenue will be between 11 and 13% in the quarter. We will continue to take a disciplined approach to our marketing strategy, focused on achieving a positive return on investment across a diverse mix of channels, and believe that this investment will attract more active clients to our offering in Q2’21 and also be accretive to our additions in the back half of the year. 9 Q2’21 Net Revenue $506 – $515 million 12% – 14% YoY growth Adj. EBITDA $(6) – $(3) million (1.2)% – (0.6)% margin With the momentum we have seen in our new client sign ups and the expected expansion of our Direct Buy experience, we see further opportunity to take share and drive growth in fiscal 2021. Specifically, we expect our accelerating active client growth will allow us to deliver net revenue growth of 20% to 25% year over year, which implies growth between 29% and 40% year over year, in the back half of fiscal 2021. Given our opportunity to invest to drive growth over the course of this year, we will hold off on providing a specific adjusted EBITDA range for fiscal 2021 at this time and plan to revisit it in future quarters. Fiscal Year 2021 Net Revenue $2.05 – $2.14 billion 20% – 25% YoY growth

10 We have not reconciled our adjusted EBITDA outlook to GAAP net income (loss) because we do not provide an outlook for GAAP net income (loss) due to the uncertainty and potential variability of other income (expense), net, and provision for (benefit from) income taxes, which are reconciling items between adjusted EBITDA metric and GAAP net income (loss). Because such items cannot be reasonably predicted, we are unable to provide a reconciliation of the non-GAAP financial measure outlook to the corresponding GAAP measure. However, such items could have a significant impact on GAAP net income (loss). Closing We will host a conference call and earnings webcast at 2:00pm Pacific time/5:00pm Eastern time today to discuss these results. Interested parties can access the call by dialing 800-458-4121 in the U.S. or 323- 794-2093 internationally, using conference code 1665713. A live webcast will also be available on Stitch Fix’s investor relations website at investors.stitchfix.com. Thank you for taking the time to read our letter, and we look forward to your questions on our call this afternoon. Sincerely, Katrina Lake, Founder and CEO Mike Smith, President, COO and Interim CFO Elizabeth Spaulding, President MEDIA CONTACT media@stitchfix.com INVESTOR RELATIONS CONTACT ir@stitchfix.com For more information regarding the non- GAAP financial measures discussed in this letter, please see "Non-GAAP Financial Measures," below, including the reconciliations of our non-GAAP measures to their most directly comparable GAAP financial measures included at the end of this letter.

Stitch Fix, Inc. Condensed Consolidated Balance Sheets (Unaudited) (In thousands, except share and per share amounts) 11 October 31, 2020 August 1, 2020 Assets Current assets: Cash and cash equivalents $ 200,346 $ 143,455 Short-term investments 187,979 143,037 Inventory, net 156,786 124,816 Prepaid expenses and other current assets 52,322 55,002 Total current assets 597,433 466,310 Long-term investments 41,592 95,097 Property and equipment, net 71,275 70,369 Operating lease right-of-use assets 135,561 132,615 Other long-term assets 34,363 5,038 Total assets $ 880,224 $ 769,429 Liabilities and Stockholders’ Equity Current liabilities: Accounts payable $ 129,547 $ 85,177 Operating lease liabilities 25,531 24,333 Accrued liabilities 110,800 77,590 Gift card liability 8,319 8,590 Deferred revenue 14,963 13,059 Other current liabilities 5,902 3,406 Total current liabilities 295,062 212,155 Operating lease liabilities, net of current portion 140,298 140,175 Other long-term liabilities 16,277 16,062 Total liabilities 451,637 368,392 Stockholders’ equity: Class A common stock, $0.00002 par value 1 1 Class B common stock, $0.00002 par value 1 1 Additional paid-in capital 367,760 348,750 Accumulated other comprehensive income (loss) 1,727 2,728 Retained earnings 59,098 49,557 Total stockholders’ equity 428,587 401,037 Total liabilities and stockholders’ equity $ 880,224 $ 769,429

Stitch Fix, Inc. Condensed Consolidated Statements of Operations and Comprehensive Income (Unaudited) (In thousands, except share and per share amounts) 12 For the Three Months Ended October 31, 2020 November 2, 2019 Revenue, net $ 490,423 $ 444,815 Cost of goods sold 270,972 243,513 Gross profit 219,451 201,302 Selling, general, and administrative expenses 238,984 201,142 Operating income (loss) (19,533) 160 Interest (income) expense (1,161) (1,653) Other (income) expense, net 205 834 Income (loss) before income taxes (18,577) 979 Provision (benefit) for income taxes (28,118) 1,157 Net income (loss) $ 9,541 $ (178) Other comprehensive income (loss): Change in unrealized gain (loss) on available-for-sale securities, net of tax (663) (172) Foreign currency translation (338) 1,755 Total other comprehensive income (loss), net of tax (1,001) 1,583 Comprehensive income (loss) $ 8,540 $ 1,405 Net income (loss) attributable to common stockholders: Basic $ 9,541 $ (178) Diluted $ 9,541 $ (178) Earnings (loss) per share attributable to common stockholders: Basic $ 0.09 $ (0.00) Diluted $ 0.09 $ (0.00) Weighted-average shares used to compute earnings (loss) per share attributable to common stockholders: Basic 104,134,850 101,557,546 Diluted 109,477,354 101,557,546

Stitch Fix, Inc. Condensed Consolidated Statements of Cash Flow (Unaudited) (In thousands) 13 Three Months Ended October 31, 2020 November 2, 2019 Cash Flows from Operating Activities Net income (loss) $ 9,541 (178) Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities: Deferred income taxes — (1,960) Inventory reserves (1,343) 1,801 Stock-based compensation expense 19,925 12,126 Depreciation, amortization, and accretion 6,961 4,652 Other 271 13 Change in operating assets and liabilities: Inventory (30,665) (31,837) Prepaid expenses and other assets (28,299) 2,973 Operating lease right-of-use assets and liabilities (225) 272 Accounts payable 44,609 21,721 Accrued liabilities 32,237 16,170 Deferred revenue 1,906 (25) Gift card liability (271) (354) Other liabilities 2,712 2,150 Net cash provided by (used in) operating activities 57,359 27,524 Cash Flows from Investing Activities Purchases of property and equipment (5,985) (7,502) Purchases of securities available-for-sale (41,307) (67,535) Sales of securities available-for-sale 16,193 5,306 Maturities of securities available-for-sale 32,800 23,210 Net cash provided by (used in) investing activities 1,701 (46,521) Cash Flows from Financing Activities Proceeds from the exercise of stock options, net 5,106 518 Payments for tax withholding related to vesting of restricted stock units (7,002) (2,212) Net cash provided by (used in) financing activities (1,896) (1,694) Net increase (decrease) in cash and cash equivalents 57,164 (20,691) Effect of exchange rate changes on cash (273) 1,538 Cash and cash equivalents at beginning of period 143,455 170,932 Cash and cash equivalents at end of period $ 200,346 $ 151,779 Supplemental Disclosure Cash paid for income taxes $ 38 $ 7 Supplemental Disclosure of Non-Cash Investing and Financing Activities: Purchases of property and equipment included in accounts payable and accrued liabilities $ 4,880 $ 731 Capitalized stock-based compensation $ 981 $ 773 Leasehold improvements paid by landlord $ — $ 7,406

Non-GAAP Financial Measures We report our financial results in accordance with generally accepted accounting principles in the United States (“GAAP”). However, management believes that certain non-GAAP financial measures provide users of our financial information with additional useful information in evaluating our performance. We believe that adjusted EBITDA is frequently used by investors and securities analysts in their evaluations of companies, and that this supplemental measure facilitates comparisons between companies. We believe free cash flow is an important metric because it represents a measure of how much cash from operations we have available for discretionary and non-discretionary items after the deduction of capital expenditures. These non-GAAP financial measures may be different than similarly titled measures used by other companies. Our non-GAAP financial measures should not be considered in isolation from, or as substitutes for, financial information prepared in accordance with GAAP. There are several limitations related to the use of our non-GAAP financial measures as compared to the closest comparable GAAP measures. Some of these limitations include: • adjusted EBITDA excludes interest (income) expense and other (income) expense, net, as these items are not components of our core business; • adjusted EBITDA does not reflect our tax provision, which reduces cash available to us; • adjusted EBITDA excludes the recurring, non-cash expenses of depreciation and amortization of property and equipment and, although these are non-cash expenses, the assets being depreciated and amortized may have to be replaced in the future; • adjusted EBITDA excludes the non-cash expense of stock-based compensation, which has been, and will continue to be for the foreseeable future, an important part of how we attract and retain our employees and a significant recurring expense in our business; and • free cash flow does not represent the total residual cash flow available for discretionary purposes and does not reflect our future contractual commitments. 14

We define free cash flow as cash flows provided by (used in) operating activities reduced by purchases of property and equipment that are included in cash flows used in investing activities. The following table presents a reconciliation of cash flows provided by (used in) operating activities, the most comparable GAAP financial measure, to free cash flow for each of the periods presented: 15 We define adjusted EBITDA as net income (loss) excluding interest (income) expense, provision (benefit) for income taxes, other (income) expense, net, depreciation and amortization, and stock-based compensation expense. The following table presents a reconciliation of net income (loss), the most comparable GAAP financial measure, to adjusted EBITDA for each of the periods presented For the Three Months Ended (in thousands) October 31, 2020 November 2, 2019 Net income (loss) $ 9,541 $ (178) Add (deduct): Interest (income) expense (1,161) (1,653) Provision (benefit) for income taxes (28,118) 1,157 Other (income) expense, net 205 834 Depreciation and amortization 6,459 4,966 Stock-based compensation expense 19,925 12,126 Adjusted EBITDA $ 6,851 $ 17,252 For the Three Months Ended (in thousands) October 31, 2020 November 2, 2019 Free cash flow reconciliation: Cash flows provided by (used in) operating activities $ 57,359 $ 27,524 Deduct: Purchases of property and equipment (5,985) (7,502) Free cash flow $ 51,374 $ 20,022 Cash flows provided by (used in) investing activities $ 1,701 $ (46,521) Cash flows provided by (used in) financing activities $ (1,896) $ (1,694)

16 Operating Metrics We define an active client as a client who checked out a Fix or was shipped an item using our direct buy functionality in the preceding 52 weeks, measured as of the last day of that period. A client checks out a Fix when she indicates what items she is keeping through our mobile application or on our website. We consider each Men’s, Women’s, or Kids account as a client, even if they share the same household. We calculate net revenue per active client based on net revenue over the preceding four fiscal quarters divided by the number of active clients, measured as of the last day of the period. October 31, 2020 August 1, 2020 May 2, 2020 February 1, 2020 November 2, 2019 Active clients (in thousands) 3,763 3,522 3,418 3,465 3,416 Net revenue per active client(1) $ 467 $ 486 $ 498 $ 501 $ 485 (1) Fiscal year 2019 was a 53-week year, with the extra week occurring in the quarter ended August 3, 2019. Therefore, net revenue per active client for each quarter ended May 2, 2020, February 1, 2020, and November 2, 2019, includes the impact of the extra week of revenue.

17 Forward-Looking Statements This shareholder letter and the related conference call and webcast contain forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical fact could be deemed forward looking, including but not limited to statements regarding our future financial performance, including our profitability; guidance on financial results for the second quarter and full year of 2021; the momentum of our business and improving trends; the impact of the COVID-19 pandemic on consumer purchasing behavior; the secular shift to online shopping and market share gains that we expect; acceleration of active client growth, continued increases in active clients and higher new client sign-ups; our ability to serve higher Fix demand in fiscal year 2021; our ability to adapt quickly to new and changing consumer demands, including shifting our inventory mix to meet consumer demand; the enhancements of our Fix and direct buy offerings to expand our addressable market, deepen client engagement and grow client wallet share; whether favorable first Fix outcomes indicate future client behavior; the continued success of our direct-buy functionality and plans for its expansion, and whether direct-buy becomes the growth vector we think it represents to acquire new clients, convert prospective clients and reactivate lapsed clients; whether newly launched direct-buy capabilities, such as “Trending For You” or “Shop by Category” will be as successful as we expect, including whether they elevate client engagement and create opportunities; our plans to expand our “Fix Preview” initiative and its impact on client satisfaction, retention, keep rate and average order value; our ability to attract high-quality clients and to convert our large prospect population; our ability to leverage our engineering and data science capabilities to drive efficiencies in our business and enhance our ability to personalize our service and offerings for individual clients; our plans to increase marketing spend to capitalize on market share shifts and improving consumer optimism in the quarters ahead; whether our marketing investments and initiatives to create personalized advertising will be effective in acquiring, engaging and retaining clients; improvements in marketing efficiencies, including decreases in CPAs and our ability to determine optimal marketing and advertising methods; and the resilience of our warehouse network and whether we will be able to operate uninterrupted by the COVID-19 pandemic. These statements involve substantial risks and uncertainties, including risks and uncertainties related to the ongoing COVID-19 pandemic, our responses to the pandemic, the responses of our clients, competitors, and suppliers, and the responses of governmental authorities and public health officials; our ability to generate sufficient net revenue to offset our costs; the growth of our market and consumer behavior; our ability to acquire, engage, and retain clients; our ability to provide offerings and services that achieve market acceptance; our data science and technology, stylists, operations, marketing initiatives, and other key strategic areas; risks related to international operations; and other risks described in the filings we make with the SEC. Further information on these and other factors that could cause our financial results, performance, and achievements to differ materially from any results, performance, or achievements anticipated, expressed, or implied by these forward-looking statements is included in filings we make with the SEC from time to time, including in the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended August 1, 2020. These documents are available on the SEC Filings section of the Investor Relations section of our website at: https://investors.stitchfix.com. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law. The achievement or success of the matters covered by such forward-looking statements involves known and unknown risks, uncertainties, and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make. You should not rely upon forward-looking statements as predictions of future events. Forward-looking statements represent our management’s beliefs and assumptions only as of the date such statements are made.

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